UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2013

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 11, 2013, the Board of Directors of RCM Technologies, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to clarify the obligations of the Company pursuant to provisions in the Company’s Articles of Incorporation, as amended to date (the “Articles”) that provide that the Company shall, to the fullest extent permitted under the Nevada corporate statutes, indemnify any and all persons whom it has the power to indemnify under said law from any and all expenses, liabilities or other matters referred to in such law.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete amendments of the Bylaws, a copy of which is filed as Exhibit 3 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Shell Company Transactions.

None.

(d) Exhibits.

Exhibit Number
3	Amendment to the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: March 12, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
3	Amendment to the Company’s Bylaws.

Exhibit 3

AMENDMENT TO BYLAWS

RESOLVED, that Article VII of the Bylaws be reconstituted in its entirety as Article VIII, with all section and subsection references therein (and cross-references elsewhere in the Bylaws) updated accordingly; and be it further

RESOLVED, that Sections 8.06 and 8.07 of the Bylaws be reconstituted as Sections 8.07 and 8.08, respectively; and be it further

RESOLVED, that a new section 8.06 be added to the Bylaws, as follows:

“Section 8.06.     Changes in Nevada Law.  References in these Bylaws to Nevada law, the laws of the State of Nevada, the Nevada Revised Statutes or to any provision thereof (collectively, “Nevada Law”) shall be to such Nevada Law as it existed on the date these Bylaws were adopted or as such law thereafter may be changed; provided that (i) in the case of any change in Nevada Law which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of Expenses which the Company may provide pursuant to Article VII, the rights to limited liability, to indemnification and to the advancement of Expenses provided in the Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law and (ii) if such change in Nevada Law permits the Company, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers or to provide broader indemnification rights or rights to the advancement of Expenses than the Company was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of Expenses shall be so broadened to the extent permitted by law.”

; and be it further

RESOLVED, that a new Article VII be added to the Bylaws, as follows:

“ARTICLE VII
Indemnification

Section 7.01                      Indemnification and Insurance.

(a)           Indemnification of Directors and Officers.

(1)           For purposes of this Article VII, (A) “Indemnitee” shall mean any director or officer of the Company who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was serving, or has agreed to serve, as a director, officer, trustee, administrator, partner, member, managing member, manager, fiduciary, employee or agent of the Company (or was a director, officer, trustee, administrator, partner, member, managing member, fiduciary, employee or agent of any predecessor thereto), or is or was serving at the request of the Company as a director, officer, trustee, administrator, partner, member, managing member, manager, fiduciary, employee or agent of, or in any other capacity for, another domestic or foreign corporation, partnership, joint venture, limited liability company, trust, or other enterprise (collectively, “Other Enterprise”) (such service, for the Company or an Other Enterprise, referred to herein as an “Official Capacity”); (B) “Proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit, investigation, inquiry, hearing, arbitration, other alternative dispute mechanism or any other proceeding, whether civil, criminal, administrative, investigative, legislative or otherwise and whether formal or informal (including, without limitation, an action, suit or proceeding by or in the right of the Company); and (C) “Expenses” shall be broadly construed and shall include, without limitation, all direct and indirect losses, liabilities, expenses actually incurred, including fees and expenses of attorneys, fees and expenses of accountants, fees and expenses of public relations consultants and other advisors, court costs, transcript costs, fees and expenses of experts, witness fees and expenses, travel expenses, printing and binding costs, telephone charges, delivery service fees, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), ERISA excise taxes and penalties, judgments, fines and amounts paid in settlement and all other disbursements or expenses of the types customarily incurred, in connection with (i) the investigation, prosecution, defense, appeal or settlement of a Proceeding, (ii) serving as an actual or prospective witness, or preparing to be a witness in a Proceeding, or other participation in, or other preparation for, any Proceeding, (iii) any voluntary or required interviews or depositions related to a Proceeding, and (iv) responding to, or objecting to, a request to provide discovery in any Proceeding.  “Expenses” shall also include (A) any federal, state, local and foreign taxes imposed on such person as a result of the actual or deemed receipt of any payments under this Article VII and (B) attorneys’ fees and any Expenses of establishing a right to indemnification under subsection (3) of this Section 7.01(a).

          (2)           The Company shall, to the fullest extent permitted by Nevada Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification than said law permitted the Company to provide prior to such amendment), indemnify and hold harmless any Indemnitee who was or is a party, or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed Proceeding, arising out of, or in any way related to, the fact that he or she, or a person for whom he or she is the legal representative, is or was or has agreed to serve in an Official Capacity), or is or was serving or has agreed to serve at the request of the Company in an Official Capacity of an Other Enterprise, in each case whether the basis of such Proceeding is alleged action or omission to take action in an Official Capacity or in any other capacity while serving in an Official Capacity and whether or not serving in such capacity at the time any Expense is incurred for which indemnification, reimbursement, or advancement of Expenses can be provided under this Article VII, against all Expenses, judgments, fines, settlements and other amounts actually incurred in connection with such Proceeding; provided that such Indemnitee either is not liable pursuant to Section 78.138 of the Nevada Revised Statutes or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful.

   (3)           For purposes of any determination as to whether indemnification is proper under the circumstances because an Indemnitee has met the applicable standard of conduct required by this Section 7.01, an Indemnitee shall be deemed to have acted in good faith if the action or failure to act is based on (i) the records or books of account of the Company or an Other Enterprise, including financial statements, or on information supplied to such person by the officers of the Company or an Other Enterprise in the course of their duties, (ii) the advice of legal counsel for the Company or an Other Enterprise, or (iii) information or records given or reports made to the Company or an Other Enterprise by an independent certified public accountant, independent financial adviser, appraiser or other expert selected with reasonable care by the Company or an Other Enterprise, except to the extent that the Indemnitee knew or had reason to know that such records or books of account of the Company or an Other Enterprise, information supplied by the officers of the Company or an Other Enterprise, advice of legal counsel or information or records given or reports made by an independent certified public accountant or by an appraiser or other expert were materially false or materially inaccurate. The provisions of this subsection shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnitee may be deemed to have met the applicable standard of conduct.

   (4)           The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the Indemnitee is liable pursuant to Section 78.138 of the Nevada Revised Statutes or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

    (5)           The Company shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for any amounts paid in settlement to the Company, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper.  Except as so ordered by a court and for advancement of Expenses pursuant to this Section 7.01, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Company), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder.

(b)           Continuation of Indemnification. Indemnification pursuant to this Section 7.01 shall continue as to an Indemnitee who has ceased to be a director or officer of the Company (or director, officer, partner, member, manager or managing member of its predecessor entity, if any), or a director, officer, employee, agent, partner, member, manager or fiduciary of, or to serve in any other capacity for, any Other Enterprise and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee.

(c)           Advancement of Expenses. Expenses incurred in defending any Proceeding shall be paid by the Company or through insurance purchased and maintained by the Company or through other financial arrangements made by the Company, as such expenses are incurred and in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amounts advanced only if, and only to the extent that, it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right of appeal that he or she is not entitled to be indemnified by the Company. The Indemnitee’s undertaking to repay the Company any amounts advanced for Expenses shall not be required to be secured and shall not bear interest. Advancements shall be made without regard to the Indemnitee’s ability to repay the Expenses and without regard to the Indemnitee’s ultimate entitlement to indemnification under the other provisions of these Bylaws. The Company shall not impose on the indemnified party additional conditions to the advancement of Expenses or require from the indemnified party additional undertakings regarding repayment.  Advancements of Expenses pursuant to this subsection shall not require approval of the Board or the stockholders of the Company, or of any other person or body. The Secretary shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this subsection.  Advancements of Expenses shall be made within seven (7) calendar days after receipt by the Company of a statement or statements requesting such advancements from time to time.  Advancements of Expenses shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred preparing and forwarding statements to the Company to support the advancements claimed.

(d)           Contract Rights. The rights to indemnification and advancement of Expenses conferred upon indemnified persons in this Article VII shall be contract rights that vest immediately upon the commencement of such person’s service to the Company or, at the request of the Company, to an Other Enterprise.

(e)           Reliance.  Persons who after the date of the adoption of this provision in Article VII serve or continue to serve the Company in an Official Capacity or who, while serving in an Official Capacity, serve or continue to serve in an Official Capacity for an Other Enterprise, shall be conclusively presumed to have relied on the rights to indemnification and advancement of Expenses contained in this Article VII.

(f)           No Imputation.  The knowledge and/or actions, or failure to act, of any other officer, director, employee or agent of the Company or an Other Enterprise shall not be imputed to an Indemnitee for purposes of determining the right to indemnification under this Section 7.1.

(g)           Indemnification of Other Persons.  The Company may, by action of its board of directors and except as provided in such action to the fullest extent permitted by Nevada Law as the same exists or may hereafter be amended, indemnify other persons as though they were Indemnitees. Furthermore, the provisions of this Article VII do not affect any rights to advancement of Expenses to which Company personnel other than directors or officers may be entitled under any contract or otherwise by law.

(h)           Non-Exclusivity of Rights.  The rights to indemnification provided in this Article VII does not exclude any other rights to which an Indemnitee may have or hereafter acquire under any statute, provision of the Articles of Incorporation or these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in the Indemnitee’s Official Capacity or an action in another capacity while holding office.

(i)           Insurance.  The Company may purchase and maintain insurance or make other financial arrangements on behalf of any Indemnitee for any liability asserted against him or her and liability and Expenses incurred by him or her in his or her capacity as a director, officer, employee, member, managing member or agent, or arising out of his or her status as such, whether or not the Company has the authority to indemnify him or her against such liability and Expenses.

(j)           Other Financial Arrangements.  The other financial arrangements which may be made by the Company for the purpose of satisfying its obligations pursuant to this Article may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the Company; and (iv) the establishment of a letter of credit, guarantee or surety.  No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of Expenses or indemnification ordered by a court.

        (k)           Other Matters Relating to Insurance or Financial Arrangements.  Any insurance or other financial arrangement made on behalf of a person pursuant to this Section 7.01 may be provided by the Company or any other person approved by the board of directors, even if all or part of the other person’s stock or other securities is owned by the Company.  In the absence of fraud, (i) the decision of the board of directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section 7.01 and the choice of the person to provide the insurance or other financial arrangement is conclusive; and (ii) the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability for his action; even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

(l)           Severability or Partial Invalidity.  If this Article VII or any provision hereof shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article VII (including, without limitation, each section and subsection of this Article VII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired hereby, and (ii) to the fullest extent possible and permitted by law, the provisions of this Article VII (including, without limitation, each portion of any section or subsection of this Article VII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give maximum effect to the intent manifested by the provision held to be invalid, illegal or unenforceable.

Section 7.02                      Amendment.  The provisions of this Article VII relating to indemnification shall constitute a contract between the Company and each of its directors and officers which may be modified as to any director or officer only with that person’s consent or as specifically provided in this Section 7.02. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment.  Notwithstanding any other provision of these Bylaws (including, without limitation, Section 8.08), no repeal or amendment of these Bylaws shall affect any or all of Article VII so as to limit or reduce the indemnification in any manner unless adopted by (i) the unanimous vote of the directors of the Company then serving, or (ii) by the stockholders as set forth in Section 8.08; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.”

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